                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 AUGUST 10, 2001
                                 Date of Report
                        (Date of earliest event reported)



                        AMERICAN FINANCIAL HOLDING, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                      0-12666                                     87-0458888
         (State or other jurisdiction         (Commission File Number)                             (I.R.S. Employer
         of incorporation)                                                                         Identification No.)

                            2500 Wilcrest, Suite 540
                              Houston, Texas 77042
          (Address of principal executive offices, including zip code)


                                 (713) 780-4754
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable to this filing

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable to this filing.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable to this filing.

ITEM 5.  OTHER EVENTS.

         Not applicable to this filing.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                                                                                                             Page
Report of Pannell Kerr Forster of Texas, P.C., Independent Public Accountants...................................1

Balance Sheets..................................................................................................2

Statements of Operations......................................................................................3 - 4

Statements of Shareholders' Equity............................................................................5 - 7

Statements of Cash Flows......................................................................................8 - 9

Notes to Financial Statements................................................................................10 - 15

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders
Isolagen Technologies, Inc.

We have audited the accompanying balance sheets of Isolagen Technologies, Inc. (a development stage enterprise) as of December 31, 2000 and 1999, and the related statements of operations, shareholders' equity and cash flows for the years then ended and, cumulatively, for the period from December 28, 1995 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Isolagen Technologies, Inc. as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Pannell Kerr Forster of Texas, P.C.

Houston, Texas
September 7, 2001

                                                                               2
                           Isolagen Technologies, Inc.

                                 Balance Sheets


                                                                            December 31,                    June 30,
                                                                  ---------------------------------     ---------------
                                                                       2000               1999                2001
                                                                  --------------      -------------     ---------------
                                                                                                          (unaudited)
  Assets

Current assets
   Cash and cash equivalents                                      $       2,574       $      60,994       $          --
   Accounts receivable, net of allowance for doubtful
     accounts of $6,734 and $12,000 in 2000
     and 1999, respectively                                               2,355              13,072               2,234
   Inventory                                                                 --              14,646                  --
                                                                  -------------       -------------       -------------

         Total current assets                                             4,929              88,712               2,234
                                                                  -------------       -------------       -------------

Property and equipment, net                                              31,947              48,280              23,809

Other assets                                                             25,420              29,711              26,073
                                                                  -------------       -------------       -------------

Total assets                                                      $      62,296       $     166,703       $      52,116
                                                                  -------------       -------------       -------------

  Liabilities and Shareholders' Equity

Current liabilities
   Accounts payable                                               $     148,263       $     149,027       $     185,062
   Accrued expenses                                                     226,833              85,358             479,641
   Notes payable to shareholders                                        105,667             105,667             135,667
   Current portion of convertible debt                                  600,000             400,000             600,000
   Deferred revenue                                                     360,000                  --             320,000
                                                                  -------------       -------------       -------------

         Total current liabilities                                    1,440,763             740,052           1,720,370

Convertible debt, less current portion                                  850,000             850,000             850,000
                                                                  -------------       -------------       -------------

         Total liabilities                                            2,290,763           1,590,052           2,570,370
                                                                  -------------       -------------       -------------

Commitments and contingencies

Shareholders' equity (deficit)
   Common stock, $.01 par value; 10,000,000
     shares authorized                                                    1,021                 967               1,021
   Additional paid-in capital                                           453,339             451,435             453,339
   Accumulated deficit during development stage                      (2,632,547)         (1,825,471)         (2,922,334)
   Treasury stock, at cost                                              (50,280)            (50,280)            (50,280)
                                                                  -------------       -------------       -------------

         Total shareholders' equity (deficit)                        (2,228,467)         (1,423,349)         (2,518,254)
                                                                  -------------       -------------       -------------

Total liabilities and shareholder's equity (deficit)              $      62,296       $     166,703       $      52,116
                                                                  -------------       -------------       -------------



The accompanying notes are an integral part of these statements.

                                                                               3
                           Isolagen Technologies, Inc.

                            Statements of Operations


                                                                                                         Cumulative
                                                                                                         Period from
                                                                                                        December 28,
                                                                                                        1995 (date of
                                                                          December 31,                  inception) to
                                                                --------------------------------         December 31,
                                                                     2000               1999                 2000
                                                                ------------       -------------         -------------
Revenues
Sales                                                           $      6,584       $     121,931         $   1,364,632
License fees                                                          40,000                -                  140,000
                                                                ------------       -------------         -------------

       Total revenues                                                 46,584             121,931             1,504,632

Cost of sales                                                         10,846              84,862               384,568
                                                                ------------       -------------         -------------

       Gross profit                                                   35,738              37,069             1,120,064

Selling, general and administrative expenses                         728,379           1,265,534             3,551,378
                                                                ------------       -------------         -------------

       Operating loss                                               (692,641)         (1,228,465)           (2,431,314)

Other income (expense)
   Interest income                                                     4,891               5,902                28,380
   Interest expense                                                 (119,326)            (84,215)             (229,613)
                                                                ------------       -------------         -------------

       Net loss                                                 $   (807,076)      $  (1,306,778)        $  (2,632,547)
                                                                ------------       -------------         -------------

Per share information
   Net loss per common share - basic and diluted                $      (7.97)      $      (13.71)        $      (28.82)
                                                                ------------       -------------         -------------

Weighted average number of basic and diluted
   common shares outstanding                                         101,262              95,323                91,335
                                                                ------------       -------------         -------------



The accompanying notes are an integral part of these statements.

                                                                               4
                           Isolagen Technologies, Inc.

                            Statements of Operations


                                                                                       Six Months Ended June 30,
                                                                                ----------------------------------------
                                                                                      2001                  2000
                                                                                ------------------    ------------------
                                                                                   (unaudited)           (unaudited)
Revenues
Sales                                                                             $       7,743          $       4,146
License fees                                                                             40,000                     --
                                                                                  -------------          -------------

       Total revenues                                                                    47,743                  4,146

Cost of sales                                                                             4,330                  4,936
                                                                                  -------------          -------------

       Gross profit (loss)                                                               43,413                   (790)

Selling, general and administrative expenses                                            264,299                381,670
                                                                                  -------------          -------------

       Operating loss                                                                  (220,886)              (382,460)

Other income (expense)
   Interest income                                                                            8                    912
   Interest expense                                                                     (68,909)               (60,984)
                                                                                  -------------          -------------

       Net loss                                                                   $    (289,787)         $    (442,532)
                                                                                  -------------          -------------

Per share information
   Net loss per common share - basic and diluted                                  $       (2.84)         $       (4.40)
                                                                                  -------------          -------------

Weighted average number of basic and diluted
   common shares outstanding                                                            102,013                100,498
                                                                                  -------------          -------------



The accompanying notes are an integral part of these statements.

                           Isolagen Technologies, Inc.

                       Statements of Shareholders' Equity


                                                                                Accumulated
                                           Common Stock                           Deficit         Treasury Stock          Total
                                    --------------------------   Additional       During      -----------------------  Shareholders'
                                      Number                      Paid-In       Development    Number                    Equity
                                     of Shares      Amount        Capital          Stage      of Shares       Amount    (Deficit)
                                    ------------  ------------  -------------  -------------  -----------  ----------  ------------
  Issuance of common stock for
     cash on December 28, 1995         82,000       $   820        $     --    $       --          --        $   --      $      820

  Issuance of common stock for
     cash on November 7, 1996             400             4          49,996            --          --            --          50,000

  Issuance of common stock for
     cash on November 29, 1996             80             1           9,999            --          --            --          10,000

  Issuance of common stock for
     cash on December 19, 1996            240             2          29,998            --          --            --          30,000

  Issuance of common stock for
     cash on December 26, 1996            400             4          49,996            --          --            --          50,000

  Net loss                                 --            --              --      (270,468)         --            --        (270,468)
                                      -------       -------        --------    ----------     -------        --------    ----------

Balance, December 31, 1996             83,120           831         139,989      (270,468)         --            --        (129,648)

  Issuance of common stock for
    cash on December 27, 1997             760             8          94,992            --          --            --          95,000

  Stock issued for services on
    September 1, 1997                     400             4          36,256            --          --            --          36,260

  Common stock issued for
    services on December 28, 1997      10,305           103          10,152            --          --            --          10,255

  Net loss                                 --            --              --       (52,550)         --            --         (52,550)
                                      -------       -------        --------    ----------     -------     -----------    ----------

Balance, December 31, 1997             94,585           946         281,389      (323,018)         --            --         (40,683)




The accompanying notes are an integral part of these statements.

                           Isolagen Technologies, Inc.

                                                                               Accumulated
                                         Common Stock                            Deficit            Treasury Stock        Total
                                   --------------------------   Additional       During      ------------------------  Shareholders'
                                    Number                        Paid-In      Development    Number                      Equity
                                   of Shares        Amount        Capital         Stage      of Shares       Amount      (Deficit)
                                   -----------    -----------   -------------  ------------  -----------  -----------  ------------
   Issuance of common stock for
     cash on August 23, 1998              160               2          20,065           --          --            --        20,067

   Repurchase of common stock
     on September 29, 1998                 --              --              --           --       2,400       (50,280)      (50,280)

   Net loss                                --              --              --     (195,675)         --            --      (195,675)
                                    ---------          ------    ------------  -----------      ------    ----------   -----------

Balance, December 31, 1998             94,745             948         301,454     (518,693)      2,400       (50,280)     (266,571)

   Issuance of common stock for
     cash on September 10, 1999         1,884              19         149,981           --          --            --       150,000

   Net loss                                --              --              --   (1,306,778)         --            --    (1,306,778)
                                    ---------          ------    ------------  -----------      ------    ----------   -----------

Balance, December 31, 1999             96,629             967         451,435   (1,825,471)      2,400       (50,280)   (1,423,349)

   Common stock issued for
     cash on January 18, 2000           1,923              19           1,904           --          --            --         1,923

   Common stock issued for
     services on March 1, 2000          2,465              25              --           --          --            --            25

   Common stock issued for
     services on April 4, 2000            996              10              --           --          --            --            10

   Net loss                                --              --              --     (807,076)         --            --      (807,076)
                                    ---------          ------      ----------  -----------     -------    ----------   -----------

Balance, December 31, 2000            102,013          $1,021      $  453,339  $(2,632,547)      2,400    $  (50,280)  $(2,228,467)
                                    ---------          ------      ----------  -----------     -------    ----------   -----------




The accompanying notes are an integral part of these statements.

                           Isolagen Technologies, Inc.

                                                                           Accumulated
                                           Common Stock                       Deficit          Treasury Stock          Total
                                     ---------------------   Additional       During      -----------------------    Shareholders'
                                      Number                  Paid-In      Development     Number                       Equity
                                     of Shares     Amount     Capital         Stage       of Shares      Amount        (Deficit)
                                     ---------    --------   ----------    -----------    ---------    ----------    -------------
 Balance, December 31, 2000           102,013      $1,021    $453,339     $ (2,632,547)       2,400    $  (50,280)   $  (2,228,467)

   Net loss                                --          --          --         (289,787)          --            --         (289,787)
                                     --------      ------    --------     ------------    ---------    ----------    -------------

 Balance, June 30, 2001 (unaudited)   102,013      $1,021    $453,339     $ (2,922,334)       2,400    $  (50,280)   $  (2,518,254)
                                     --------      ------    --------     ------------    ---------    ----------    -------------




The accompanying notes are an integral part of these statements.

                                                                               8
                           Isolagen Technologies, Inc.

                            Statements of Cash Flows


                                                                                                         Cumulative
                                                                                                         Period from
                                                                                                         December 28,
                                                                                                        1995 (date of
                                                                     Year Ended December 31,            inception) to
                                                                ----------------------------------       December 31,
                                                                     2000               1999                2000
                                                                ---------------    ---------------    ------------------
Cash flows from operating activities
   Net loss                                                     $    (807,076)     $  (1,306,778)     $    (2,632,547)
   Adjustments to reconcile net loss to net
     cash used in operating activities:
       Depreciation                                                    16,333             16,574               52,349
       Common stock issued for services                                    35                 --               46,550
       Change in operating assets and liabilities:
         Decrease in accounts receivable                               10,717            122,796               (2,355)
         Decrease (increase) in inventory                              14,646            (14,646)                  --
         Decrease (increase) in other assets                            4,291             (2,646)             (25,420)
         Increase (decrease) in accounts payable                         (763)           128,996              148,263
         Increase in accrued expenses                                 141,474             62,903              226,833
         Increase in deferred revenue                                 360,000                 --              360,000
                                                                -------------      -------------      ---------------

           Net cash used in operating activities                     (260,343)          (992,801)          (1,826,327)
                                                                -------------      -------------      ---------------

Cash flows from investing activities
   Purchase of property and equipment                                      --             (7,749)             (84,296)
                                                                -------------      -------------      ---------------

Cash flows from financing activities
   Proceeds from convertible debt                                     200,000            450,000            1,450,000
   Proceeds from notes payable to shareholders                             --                 --              105,667
   Proceeds from the issuance of common stock                           1,923            150,000              407,810
   Repurchase of common stock                                              --                 --              (50,280)
                                                                -------------      -------------      ---------------

           Net cash provided by financing activities                  201,923            600,000            1,913,197
                                                                -------------      -------------      ---------------

Net decrease in cash and cash equivalents                             (58,420)          (400,550)               2,574

Cash and cash equivalents, beginning of period                         60,994            461,544                   --
                                                                -------------      -------------      ---------------

Cash and cash equivalents, end of period                        $       2,574      $      60,994      $         2,574
                                                                -------------      -------------      ---------------

Supplemental cash flow information:
   Cash paid for interest                                       $      68,843      $      60,092      $       149,263
                                                                -------------      -------------      ---------------



The accompanying notes are an integral part of these statements.

                                                                               9
                           Isolagen Technologies, Inc.

                            Statements of Cash Flows


                                                                                       Six Months Ended June 30,
                                                                                ----------------------------------------
                                                                                      2001                  2000
                                                                                ------------------    ------------------
                                                                                   (unaudited)           (unaudited)
Cash flows from operating activities
   Net loss                                                                        $   (289,787)         $   (442,532)
   Adjustments to reconcile net loss to net
     cash used in operating activities:
       Depreciation                                                                       8,138                 8,195
       Common stock issued for services                                                      --                    35
       Change in operating assets and liabilities:
         Decrease in accounts receivable                                                    121                10,842
         Increase in inventory                                                               --                (3,802)
         Decrease (increase) in other assets                                               (653)                3,871
         Increase in accounts payable                                                    36,798                18,653
         Increase in accrued expenses                                                   252,809               141,821
         Decrease in deferred revenue                                                   (40,000)                   --
                                                                                   ------------          ------------

           Net cash used in operating activities                                        (32,574)             (262,917)
                                                                                   ------------          ------------

Cash flows from financing activities
   Proceeds from convertible debt                                                            --               200,000
   Proceeds from notes payable to shareholders                                           30,000                    --
   Proceeds from the issuance of common stock                                                --                 1,923
                                                                                   ------------          ------------

           Net cash provided by financing activities                                     30,000               201,923
                                                                                   ------------          ------------

Net decrease in cash and cash equivalents                                                (2,574)              (60,994)

Cash and cash equivalents, beginning of period                                            2,574                60,994
                                                                                   ------------          ------------

Cash and cash equivalents, end of period                                           $         --          $         --
                                                                                   ------------          ------------

Supplemental cash flow information:
   Cash paid for interest                                                          $         --          $     18,675
                                                                                   ------------          ------------




The accompanying notes are an integral part of these statements.

                           Isolagen Technologies, Inc.

                          Notes to Financial Statements

                                December 31, 2000


NOTE 1 -   BASIS OF PRESENTATION, BUSINESS AND ORGANIZATION

           Isolagen Technologies, Inc. ("Isolagen" or the "Company") is a Delaware corporation incorporated on December 28, 1995. Isolagen was organized to research, develop and market products and services related to a living system of cultured and expanded autologous fibroblasts with an exacellar matrix that replenishes the dermis and subcutaneous tissues (hereinafter referred to as the "Technologies"). During 1999, all commercial sales of the Company's products and services were suspended until completion of a formal approval process by the Food and Drug Administration ("FDA").

           Through December 31, 2000, the Company has been primarily engaged in developing its initial product technology, recruiting personnel and raising capital. In the course of its development activities, the Company has sustained losses and expects such losses to continue through at least 2001. The Company will finance its operations primarily through its existing cash, future financing and revenues.

NOTE 2 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Interim Financial Information

           The financial statements as of June 30, 2001 and for the six months ended June 30, 2001 and 2000 are unaudited. In the opinion of the Company's management, such unaudited financial statements include all adjustments necessary, which include only normal recurring items, to present fairly the information set forth therein. Results for interim periods are not necessarily indicative of the results that may be expected for any other interim period of a full year.

           Statement of cash flows

           For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

           Concentration of credit risk

           The Company maintains its cash with a major U.S. domestic bank. The amounts held in this bank exceed the insured limit of $100,000 from time to time. The terms of these deposits are on demand to minimize risk. The Company has not incurred losses related to these deposits.

           The Company is subject to risks common to companies in the development stage including, but not limited to, development of new products, development of markets and distribution channels, dependence on key personnel, and the ability to obtain additional capital as needed to fund its product plans. The Company has a limited operating history and has yet to generate any significant revenues from customers. To date, the Company has been funded by private debt and equity financings. The Company's ultimate success is dependent upon its ability to raise additional capital and to successfully develop and market its products.

           The products developed by the Company require approvals from the United States FDA or other international regulatory agencies prior to commercial sales. There can be no assurance that all of the Company's products will receive the necessary approvals. If the Company was denied such approvals or such approvals were delayed, it may have a materially adverse impact on the Company.

                                                                              11
                           Isolagen Technologies, Inc.

                          Notes to Financial Statements

                                December 31, 2000


NOTE 2 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           Property and equipment

           Property and equipment, consisting primarily of lab equipment, computer equipment, office furniture and fixtures is carried at cost less accumulated depreciation. Depreciation for financial reporting purposes is provided by the straight-line method over the estimated useful lives of three to five years subject to half year convention. The cost of repairs and maintenance is charged against income as incurred.

           Inventory

           At December 31, 1999, inventory consisted of skin creams and related products sold to consumers. During 2000, the Company recorded an obsolence reserve equal to the total ending inventory balance of $17,271 due to uncertainty regarding shelf-life.

           Earnings per share data

           Basic earnings (loss) per share is calculated based on the weighted average common shares outstanding during the period. Diluted earnings per share also gives effect to the dilutive effect of stock options warrants and convertible preferred stock (calculated based on the treasury stock method). The Company does not present diluted earnings per share for years on which it incurred net losses as the effect of potentially dilutive shares from convertible debt is antidilutive.

           Income taxes

           An asset and liability approach is used for financial accounting and reporting for income taxes. Deferred income taxes arise from temporary differences between income tax and financial reporting and principally relate to recognition of revenue and expenses in different periods for financial and tax accounting purposes and are measured using currently enacted tax rates and laws. In addition, a deferred tax asset can be generated by net operating loss carryforwards ("NOLs"). If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

           Revenue recognition

           The Company recognizes license and other upfront fees on a ratable basis over the term of the respective agreement. Milestone payments are recognized upon successful completion of a performance milestone event. Any amounts received in advance of performance are recorded as deferred revenue.

           Research and development expenses

           Research and development include direct costs, research-related overhead, and costs associated with sponsored research which are charged to operations as incurred.

                           ISOLAGEN TECHNOLOGIES, Inc.

                          Notes to Financial Statements

                                December 31, 2000

NOTE 2 -   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

           Estimates

           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           Recent accounting pronouncements

           In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141 "Business Combinations" ("SFAS No. 141"), which establishes financial accounting and reporting for business combinations and supersedes APB Opinion No. 16, Business Combinations, and FASB Statement No. 38, Accounting for Preacquisition Contingencies of Purchased Enterprises. SFAS No. 141 requires that all business combinations be accounted for using one method, the purchase method. The provisions of SFAS No. 141 apply to all business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 is expected to have no material impact on financial reporting and related disclosures of the Company.

           In July 2001, the FASB issued SFAS No. 142 "Goodwill and Other Intangible Assets" ("SFAS No. 142"), which establishes financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. SFAS No. 142 addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition, and after they have been initially recognized in the financial statements. The provisions of SFAS No. 142 are effective for fiscal years beginning after December 15, 2001. The Company will adopt SFAS No. 142 during the first quarter of fiscal 2002, and is in the process of evaluating the impact of implementation on the financial position of the Company.

NOTE 3 -   PROPERTY AND EQUIPMENT

           Property and equipment is comprised of:

                                                                       December 31,
                                                              --------------------------------
                                                                  2000               1999
                                                              --------------     -------------
             Lab Equipment                                     $   52,454         $   52,454
             Computer Equipment                                     6,326              6,326
             Office Equipment                                      25,516             25,516
                                                               ----------         ----------
                                                                   84,296             84,296

             Less: Accumulated depreciation                       (52,349)           (36,016)
                                                               ----------         ----------

             Property and equipment, net                       $   31,947         $   48,280
                                                               ----------         ----------


NOTE 4 -         NOTES PAYABLE TO SHAREHOLDERS

           The Company has unsecured notes payable to two shareholders. The notes bear interest at 7.5% and are due on demand.

                           ISOLAGEN TECHNOLOGIES, Inc.

                          Notes to Financial Statements

                                December 31, 2000


NOTE 5 -   CONVERTIBLE DEBT

           Convertible debt consists of the following:

                                                                                        December 31,
                                                                               --------------------------------
                                                                                   2000               1999
                                                                               --------------     -------------
           Convertible notes payable to individuals, interest ranging from
           7.5% to 10% due in quarterly installments, convertible to 1% of the Company's outstanding common stock per $100,000 of principal converted, principal and all accrued interest due at maturity on
           August 31, 2003.                                                     $   850,000       $    850,000

           Convertible notes payable to individuals, interest at 7.5% due in quarterly installments, convertible to 1% of the Company's outstanding common stock per $100,000 of principal converted, due
           on demand.                                                               600,000            400,000
                                                                                -----------       ------------

                                                                                  1,450,000          1,250,000
           Less: current maturities                                                (600,000)          (400,000)
                                                                                -----------       ------------

           Convertible debt, less current maturities                            $   850,000       $    850,000
                                                                                -----------       ------------

NOTE 6 -   FEDERAL INCOME TAXES

           The components of the Company's deferred tax assets at December 31, 2000 and 1999 are as follows:

                                                                                        December 31,
                                                                                -------------------------------
                                                                                   2000               1999
                                                                                -------------     -------------
                  Deferred tax assets:
                     Loss carryforwards                                         $   887,114        $   617,369

                  Deferred tax liabilities:
                     Deferred revenue                                               122,400                 --
                                                                                -----------        -----------

                                                                                    764,714            617,369

                  Less: Valuation allowance                                        (764,714)          (617,369)
                                                                                -----------        -----------

                                                                                $        --        $        --
                                                                                -----------        -----------

           As of December 31, 2000, the Company has generated NOLs of $2,609,159 available to reduce future income taxes. These carryforwards begin to expire in 2017. A change in ownership, as defined by federal income tax regulations, could significantly limit the Company's ability to utilize its carryforwards. Additionally, because federal tax laws limit the time during which the NOLs may be applied against future taxes, the Company may not be able to take full advantage of the NOLs to reduce future income taxes if it fails to generate taxable income prior to expiration of the NOLs. As the Company has had cumulative losses and there is no assurance of future taxable income, valuation allowances have been recorded to fully offset the deferred tax asset at December 31, 2000 and 1999. The valuation allowance increased $147,345 during 2000 due to the Company's current period net loss.

                                                                              14
                           ISOLAGEN TECHNOLOGIES, Inc.

                          Notes to Financial Statements

                                December 31, 2000


NOTE 7 -   COMMITMENTS AND CONTINGENCIES

           Operating leases

           The Company leases office space, office furniture and fixtures and equipment under noncancelable operating lease arrangements for various periods ranging up to five years. Future minimum lease payments are as follows:

              Year Ending
              December 31,
              ------------
                  2001                                              $  105,850
                  2002                                                 108,542
                  2003                                                  64,963
                                                                    ----------

                   Total future minimum lease payments              $  279,355
                                                                    ----------

           Lease rental expenses were approximately $105,000 and $99,000 for the years ended December 31, 2000 and 1999, respectively.

           License agreement

           Effective July 1, 2000, the Company granted exclusive rights to develop and market its Technologies and products within Japan. Should the development efforts result in a marketable product, the Company will receive royalties based on product sales. Upon execution of the license agreement, the Company received an initial up-front fee of $400,000 which was deferred and will be recognized on a ratable basis over the five year term of the agreement. For the year ended December 31, 2000, the Company recognized $40,000 of contract revenues pursuant to this agreement.

           Litigation

           The Company is involved in a legal dispute with one of its vendors. The full amount of disputed invoices is included in accounts payable at December 31, 2000. In the opinion of management, resolution of the dispute should not have a material adverse impact on the financial condition of the Company.

NOTE 8 -   RELATED PARTIES

           The Company has notes payable and convertible debt due to officers and shareholders. Interest of $15,188 and $15,000 was paid to shareholders during 2000 and 1999, respectively.

                                                                              15
                           ISOLAGEN TECHNOLOGIES, Inc.

                          Notes to Financial Statements

                                December 31, 2000


NOTE 9 -      SUBSEQUENT EVENTS

           Acquisition and merger

           On August 10, 2001, the Company completed an acquisition agreement and plan of merger with American Financial Holdings, Inc. ("AFH") and Gemini IV, Inc. ("Gemini"). This merger was initiated in December 2000.

           AFH was a non-operating, public shell company with limited assets. Consequently, the substance of the merger transaction was a capital transaction rather than a business combination. The transaction was equivalent to the issuance of stock by AFH for the net assets of the Company and Gemini, accompanied by a recapitalization and private placement of common stock of AFH. The accounting is identical to that resulting from a reverse acquisition, except that no goodwill or other intangibles are recorded.

           Subsequent to the merger, the Company continued as a wholly-owned subsidiary of AFH. Proceeds from the recapitalization and private placement totaling $2,020,000 are sufficient to meet the Company's short-term cash requirements.

           Operating lease

           In September 2001, the Company terminated its lease for office space and initiated relocation of its primary offices to Houston, Texas.

  (b)    PRO FORMA FINANCIAL INFORMATION.

         Pro Forma Financial Information of American Financial Holding, Inc. is not required under Regulation S-X.

  (c)    EXHIBITS.

         Not applicable to this filing.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable to this filing.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable to this filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN FINANCIAL HOLDING, INC.


                                   By: /s/ Michael Macaluso
Dated:  October 3, 2001                Michael Macaluso, Chief Executive Officer
                                       (Principal Executive Officer)